ABOUT THIS REPORT

This report is a presentation of the National Security Variable Account L.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, cost of insurance and other administrative fees, lapse charges, transfers from fixed and other subaccounts, withdrawals and surrenders, and surrender charges. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting year. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the year reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

ONFI - Ohio National Fund, Inc.

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

National Security Variable Account L

Statements of Assets and Contract Owners' Equity	December 31, 2020

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 5)
ONFI - ON S&P 500® Index Subaccount	782	$16,148	$30,286	$30,286
ONFI - ON Federated High Income Bond Subaccount	936	13,899	20,259	20,259
FID2 - VIP Contrafund® Subaccount	684	20,808	31,962	31,962
GSVI - Large Cap Value Subaccount	2,349	22,987	21,774	21,774

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2020

	Investment activity:				Realized and unrealized gain (loss) on investments:
	Reinvested Dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
ONFI - ON S&P 500® Index Subaccount	$103	(68)	35	284	301	3,940	4,241	$4,560
ONFI - ON Federated High Income Bond Subaccount	290	(14)	276	0	159	767	926	1,202
FID2 - VIP Contrafund® Subaccount	20	(78)	(58)	137	194	7,014	7,208	7,287
GSVI - Large Cap Value Subaccount	276	(16)	260	364	(109)	416	307	931

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2020 and 2019

	ONFI - ON S&P 500® Index Subaccount	ONFI - ON S&P 500® Index Subaccount	ONFI - ON Federated High Income Bond Subaccount	ONFI - ON Federated High Income Bond Subaccount
	2020	2019	2020	2019
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$35	$236	$276	$717
Reinvested capital gains	284	1,995	0	0
Realized gain (loss)	301	318	159	182
Unrealized gain (loss)	3,940	3,165	767	1,397
Net increase (decrease) in contract owners' equity from operations	4,560	5,714	1,202	2,296
Equity transactions:
Contract purchase payments	1,411	1,411	1,411	1,411
Cost of insurance and other administrative fees (note 2)	(573)	(543)	(431)	(429)
Net equity transactions	838	868	980	982
Net change in contract owners' equity	5,398	6,582	2,182	3,278
Contract owners' equity:
Beginning of year	24,888	18,306	18,077	14,799
End of year	$30,286	$24,888	$20,259	$18,077

Change in units:
Beginning units	472	452	569	533
Units purchased	30	32	50	50
Units redeemed	(11)	(12)	(14)	(14)
Ending units	491	472	605	569

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2020 and 2019

	FID2 - VIP Contrafund® Subaccount	FID2 - VIP Contrafund® Subaccount	GSVI - Large Cap Value Subaccount	GSVI - Large Cap Value Subaccount
	2020	2019	2020	2019
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(58)	$(4)	$260	$256
Reinvested capital gains	137	2,306	364	671
Realized gain (loss)	194	69	(109)	(83)
Unrealized gain (loss)	7,014	3,140	416	3,103
Net increase (decrease) in contract owners' equity from operations	7,287	5,511	931	3,947
Equity transactions:
Contract purchase payments	1,412	1,412	1,411	1,412
Cost of insurance and other administrative fees (note 2)	(608)	(526)	(430)	(449)
Net equity transactions	804	886	981	963
Net change in contract owners' equity	8,091	6,397	1,912	4,910
Contract owners' equity:
Beginning of year	23,871	17,474	19,862	14,952
End of year	$31,962	$23,871	$21,774	$19,862

Change in units:
Beginning units	655	625	848	798
Units purchased	39	46	73	71
Units redeemed	(15)	(16)	(20)	(21)
Ending units	679	655	901	848

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2020

(1) Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) established as a funding vehicle for variable universal insurance life (“VUL”) policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

The variable life insurance policies were sold by registered representatives of broker-dealers that entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is under common control with NSLA and The Ohio National Life Insurance Company (“ONLIC”) is the sole owner of ONEQ and NSLA. ONEQ is the principal underwriter of the contracts. NSLA paid ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ paid a portion of that fee to broker-dealers.

NSLA no longer actively markets nor issues variable life insurance policies. The Company will continue to service the in-force policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

Ohio National Fund, Inc.: ON S&P 500® Index and ON Federated High Income Bond

Goldman Sachs Variable Insurance Trust – Institutional Shares: Large Cap Value

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Contrafund®

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts, and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. Portfolios in which the Account invests. For these services, ONI recorded advisory fees of approximately $43.2 and $45.2 million from Ohio National Fund, Inc. for the periods ended December 31, 2020 and 2019, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract (fixed account) maintained in the general account of NSLA. The accompanying financial statements include only the contract owners’ premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ONLIC and are paid from its general account.

C.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2020.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E.	Recently Issued Accounting Standards

In August 2018, the Financial Accounting Standards Board (the “FASB”) issued ASU 2018-13 “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement“, which modifies the disclosure requirements on fair value measurements included in Topic 820, Fair Value Measurement. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Account’s management has evaluated the impact of this ASU and determined that it has no material impact on the Account’s financial statements.

F.	Subsequent Events

ONLIC is a stock life insurance company wholly owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance law. On March 22, 2021, the Board of ONMH unanimously approved an agreement to enter into a strategic transaction with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021.

The Company entered into the transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off the Company’s strengths and infrastructure to grow its insurance business going forward.

The transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation has committed a $500 million capital infusion into the Company over a four-year period following the closing of the transaction.

The transaction is subject to regulatory and member approval. Upon completion of the transaction, ONMH will be a private stock company owned by Constellation.

The Account has evaluated for possible subsequent events through April 7, 2021, which is the date these financial statements were issued, and there are no other subsequent events to report.

(2) Risk & Administrative Expense and Contract Charges

Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk of the policies. NSLA charges the Accounts' assets for assuming those risks. Such charges are assessed through the unit value calculation.

At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectus. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.

As long as a VUL policy remains in force, and upon receipt of due proof of an insured’s death, death benefit proceeds will be paid from the Account to a designated beneficiary pursuant to the terms of the policy. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date, according to the death benefit option chosen by the policy owner. The amount of the benefit paid beyond the value of the related policy will be paid by NSLA, and represents an expense of NSLA rather than the Account.

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has two components: distribution charge for premiums paid and state or local taxes on premium payments. Total premium expense charges assessed by NSLA amounted to $354 and $354 for the years ended December 31, 2020 and 2019, respectively.

All other fees assessed on contracts, including surrender fees, transfer fees, administrative fees, cost of insurance, maintenance fees, and fees for optional riders are charged to a contract upon the event related to the expense. These charges are assessed through the redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The following table illustrates product and contract level charges:

These basic charges are assessed through reduction of daily unit values:

Security Advantage VUL

Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

This charge decreases to an approximate annual rate of 0.20% starting in the 11 year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

The following charges are assessed through the redemption of units:

Premium Expense Charge
Deducted from premiums upon receipt.	3.9% to 4.9%
Premium Taxes
Deducted from premiums upon receipt.	2%
Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)	$12.29 to $132.66
Transfer Fees - per transfer
(currently no charge for the first 12 transfers each contract year)	$3 to $15
Administrative Fees
Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%
Cost of Insurance
Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner's Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33
Maintenance Fee
Deducted monthly.	$7
Continuation of Coverage Rider
Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17
Accidental Death Benefit
Deducted monthly. Provides additional death benefit if insured's sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.	up to 10%
Exchange of Life Insured - per exchange
Allows the insured life to be changed.	$75
Guaranteed Purchase Option
Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19
Waiver of Stipulated Premium for Total Disability
Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18

Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.

The COVID-19 virus pandemic has continued to significantly impact the global economy and the market environment. Liquidity and performance of the subaccounts may be negatively impacted as a result of ongoing economic uncertainties caused by the pandemic. The values of the subaccounts in future financial statements may differ significantly from those presented for this period end.

(3) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of NSLA, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, NSLA does not provide income taxes within the Account.

(4) Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in privately-traded registered mutual funds with readily determinable NAV. The Account has the ability to redeem its interest in the funds with the investee at NAV daily.
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 1940 Act mutual funds. These funds are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair value. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
ONFI - ON S&P 500® Index Subaccount	$1,798	$641
ONFI - ON Federated High Income Bond Subaccount	1,701	445
FID2 - VIP Contrafund® Subaccount	1,568	685
GSVI - Large Cap Value Subaccount	2,051	446

(5) Financial Highlights

The following is a summary of accumulation units, value per unit, fair value (fair value represents the contracts in accumulation period) as of December 31, expenses, total return, and investment income ratio for the years then ended, for the respective subaccounts and products:

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
ONFI - ON S&P 500® Index Subaccount	2020	491	$61.720440	$30,286	0.75%	17.11%	0.40%
ONFI - ON S&P 500® Index Subaccount	2019	472	$52.701124	$24,888	0.75%	30.00%	1.34%
ONFI - ON S&P 500® Index Subaccount	2018	452	$40.540679	$18,306	0.75%	-5.49%	0.00%
ONFI - ON S&P 500® Index Subaccount	2017	432	$42.895431	$18,517	0.75%	20.48%	0.00%
ONFI - ON S&P 500® Index Subaccount	2016	684	$35.603398	$24,367	0.75%	10.63%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2020	605	$33.501029	$20,259	0.75%	5.47%	1.59%
ONFI - ON Federated High Income Bond Subaccount	2019	569	$31.764284	$18,077	0.75%	14.43%	4.40%
ONFI - ON Federated High Income Bond Subaccount	2018	533	$27.758764	$14,799	0.75%	-3.98%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2017	499	$28.908840	$14,418	0.75%	6.17%	0.00%
ONFI - ON Federated High Income Bond Subaccount	2016	777	$27.229434	$21,162	0.75%	13.56%	0.00%
FID2 - VIP Contrafund® Subaccount	2020	679	$47.100647	$31,962	0.75%	29.26%	0.07%
FID2 - VIP Contrafund® Subaccount	2019	655	$36.438084	$23,871	0.75%	30.30%	0.22%
FID2 - VIP Contrafund® Subaccount	2018	625	$27.965244	$17,474	0.75%	-7.34%	0.44%
FID2 - VIP Contrafund® Subaccount	2017	596	$30.180062	$17,991	0.75%	20.68%	0.85%
FID2 - VIP Contrafund® Subaccount	2016	942	$25.007409	$23,567	0.75%	6.93%	0.65%
GSVI - Large Cap Value Subaccount	2020	901	$24.169215	$21,774	0.75%	3.20%	1.50%
GSVI - Large Cap Value Subaccount	2019	848	$23.419084	$19,862	0.75%	24.99%	1.59%
GSVI - Large Cap Value Subaccount	2018	798	$18.736807	$14,952	0.75%	-9.14%	1.36%
GSVI - Large Cap Value Subaccount	2017	751	$20.621789	$15,482	0.75%	9.04%	1.64%
GSVI - Large Cap Value Subaccount	2016	1,175	$18.912174	$22,220	0.75%	10.75%	2.30%

*	This represents the annualized contract expense rates of the Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to contract owner accounts through the redemption of units.

**	This represents the total return for the year indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the years indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Ohio National Life Insurance Company
and Contract Owners of National Security Variable Account L:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise the National Security Variable Account L (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year listed in the Appendix and changes in contract owners’ equity for the years listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in Note 5. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of its operations for the year listed in the Appendix, the changes in its contract owners’ equity for the years listed in the Appendix, and the financial highlights for each of the years indicated in Note 5, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2002.

Columbus, Ohio
April 7, 2021

Appendix

Statements of assets and contract owners’ equity as of December 31, 2020, the related statements of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Contrafund® Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Large Cap Value Subaccount

OHIO NATIONAL FUND, INC.

ON S&P 500® Index Subaccount

ON Federated High Income Bond Subaccount

2

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Financial Statements and Supplementary Information

December 31, 2020, 2019 and 2018

(With Independent Auditors’ Report Thereon)

KPMG LLP
Suite 3400
312 Walnut Street
Cincinnati, OH 45202

Independent Auditors Report

The Board of Directors

National Security Life and Annuity Company:

We have audited the accompanying financial statements of National Security Life and Annuity Company (a wholly owned subsidiary of The Ohio National Life Insurance Company) (the Company), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2020, and the related notes to the statutory financial statements.

Management s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Department which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2020, in accordance with statutory accounting practices prescribed or permitted by the Department described in Note 2.

Emphasis of Matter

As discussed in Note 3 to the financial statements, effective January 1, 2020, the Company adopted new accounting guidance pursuant to section 21 of the Valuation Manual (VM-21), which revised the valuation of variable annuity and other contracts. Our opinion is not modified with respect to this matter.

Other Matter

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I Summary of Investments Other Than Investments in Related Parties, Schedule III Supplementary Insurance Information and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Cincinnati, Ohio

March 26, 2021

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2020 and 2019

(Dollars in thousands, except share amounts)

Admitted Assets	2020	2019
Investments:
Bonds	$57,131	53,080
Cash, cash equivalents and short-term investments	4,289	3,935
Total investments	61,420	57,015
Amounts recoverable from reinsurers	201	547
Accrued investment income	433	391
Current federal income tax recoverable	—	247
Deferred tax asset, net	1,363	848
Other assets	2,192	2,222
Separate account assets	399,200	402,036
Total admitted assets	$464,809	463,306
Liabilities and Capital and Surplus
Life and annuity policies and contract reserves	$34,804	33,855
Liability for deposit type contracts	249	323
Current federal income taxes	814	—
Accounts payable to parent and affiliates	115	369
Amounts payable to reinsurers	358	343
Interest maintenance reserve	322	248
Asset valuation reserve	404	369
Other liabilities	443	732
Transfers to separate accounts due or accrued, net	(2,267)	(1,917)
Separate account liabilities	399,200	402,036
Total liabilities	434,442	436,358
Capital and surplus:
Class A common stock, $250 par value. Authorized, issued and
outstanding 10,000 shares	2,500	2,500
Gross paid in and contributed surplus	33,272	33,272
Aggregate write-ins for special surplus funds	(14,000)	(14,000)
Unassigned surplus	8,595	5,176
Total capital and surplus	30,367	26,948
Total liabilities and capital and surplus	$464,809	463,306

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Income

Years ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	2020	2019	2018
Premiums and other considerations:
Life and annuity	$(716)	(2,335)	3,245
Total premiums and other considerations:	(716)	(2,335)	3,245
Investment income:
Interest on bonds	2,073	1,952	2,133
Interest on cash and short-term investments	4	10	32
Amortization of interest maintenance reserve	25	28	48
Total investment income	2,102	1,990	2,213
Less investment expenses	18	17	20
Net investment income	2,084	1,973	2,193
Commissions and expense allowances	30	25	26
Other income	10,341	10,701	11,360
Total income	11,739	10,364	16,824
Annuity benefits, fund withdrawals, and other benefits to policyholders
and beneficiaries	31,552	43,403	40,547
Change in reserves for future policy benefits and other funds	728	(5,588)	(4,245)
Commissions	2,153	2,027	3,045
General insurance expenses	760	869	973
Insurance taxes, licenses, and fees	133	427	238
Net transfers from separate accounts	(27,868)	(35,449)	(26,170)
Total expenses	7,458	5,689	14,388
Income before provision for federal income
taxes and net realized capital losses	4,281	4,675	2,436
Provision for federal income taxes	1,214	291	496
Income before net realized capital losses	3,067	4,384	1,940
Net realized capital losses, net of interest maintenance reserve and
income taxes	(48)	(11)	(7)
Net income	$3,019	4,373	1,933

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	Common stock	Gross paid in and contributed surplus	Aggregate write-ins for special surplus funds	Unassigned (deficit) surplus	Total capital and surplus
Balance at December 31, 2017	$2,500	33,272	(14,000)	(700)	21,072
Net income	—	—	—	1,933	1,933
Change in net deferred income tax	—	—	—	202	202
Change in nonadmitted assets and related items	—	—	—	(151)	(151)
Change in asset valuation reserve	—	—	—	(38)	(38)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	1	1
Balance at December 31, 2018	2,500	33,272	(14,000)	1,247	23,019
Net income	—	—	—	4,373	4,373
Change in net deferred income tax	—	—	—	(123)	(123)
Change in nonadmitted assets and related items	—	—	—	(19)	(19)
Change in asset valuation reserve	—	—	—	(1)	(1)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	(301)	(301)
Balance at December 31, 2019	2,500	33,272	(14,000)	5,176	26,948
Net income	—	—	—	3,019	3,019
Change in net deferred income tax	—	—	—	715	715
Change in nonadmitted assets and related items	—	—	—	(200)	(200)
Change in asset valuation reserve	—	—	—	(36)	(36)
Change in reserve valuation basis	—	—	—	(366)	(366)
Change in liability for reinsurance in unauthorized and certified companies	—	—	—	287	287
Balance at December 31, 2020	$2,500	33,272	(14,000)	8,595	30,367

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Statutory Statements of Cash Flow

Years ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	2020	2019	2018
Cash flow from operations:
Premiums, other considerations, and fund deposits	$4,425	3,030	9,063
Investment income	2,087	2,029	2,156
	6,512	5,059	11,219
Less:
Death and other benefits	26,097	38,433	34,316
Commissions, taxes, and other expenses	3,225	3,956	5,207
Net transfers from Separate Accounts	(27,518)	(36,504)	(28,073)
	1,804	5,885	11,450
Net cash provided by (used in) operations	4,708	(826)	(231)
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	8,173	9,482	7,933
Other	—	—	12
Less cost of investments acquired:
Bonds	12,205	4,470	12,475
Net cash (used in) provided by investing activities	(4,032)	5,012	(4,530)
Cash flow from financing and other miscellaneous sources:
Withdrawals on deposit-type contracts and other liabilities	(84)	(84)	(97)
Other, net	(238)	(79)	506
Net cash (used in) provided by financing	(322)	(163)	409
Net increase (decrease) in cash, cash equivalents and short-term investments	354	4,023	(4,352)
Cash, cash equivalents and short-term investments:
Beginning of year	3,935	(88)	4,264
End of year	$4,289	3,935	(88)

See accompanying notes to statutory financial statements.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(1)	Organization and Business

National Security Life and Annuity Company (“NSLAC” or the “Company”) is a stock life insurance company domiciled in New York and wholly owned by The Ohio National Life Insurance Company (“ONLIC”), a stock life insurance company. ONLIC is 100% owned by Ohio National Financial Services, Inc. (“ONFS”), a stock holding company. ONFS is 100% owned by Ohio National Mutual Holdings, Inc. (“ONMH”), a mutual holding company organized under Ohio insurance laws.

The Company is licensed in 17 states and the District of Columbia and markets a portfolio of variable annuity products. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

Effective March 16, 2018, the Company no longer actively markets or issues new individual variable annuity business, which currently represents the majority of the Company’s inforce contracts and policies.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by The New York State Department of Financial Services (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of New York prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

The Company does not have any permitted statutory accounting practices as of December 31, 2020 and December 31, 2019.

However, the Department has required the Company to adopt certain prescribed reserve methodologies that differ from those found in NAIC SSAP, specifically, the methodology used within the Company’s asset adequacy reserve calculation. See Note 8 for further information.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income on a GAAP basis versus capital and surplus and net income on a statutory basis are that, for GAAP reporting purposes:

•	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

•	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

•	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

•	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

•	the asset valuation reserve and interest maintenance reserve are not recorded;

•	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from surplus (see Note 3(b) for more information regarding nonadmitted assets);

•	changes in deferred taxes are recognized in operations;

•	there is a presentation of other comprehensive income and comprehensive income;

•	certain assets and liabilities are reported gross of ceded reinsurance balances;

•	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

•	negative cash balances are reported as liabilities;

•	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

•	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes, uncertain income tax positions and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally certain deferred taxes, and certain receivables) have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

Investment Income

Interest on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the interest maintenance reserve (“IMR”). Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Management regularly reviews its bond portfolio in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

(d)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the statutory statements of admitted assets, liabilities and capital and surplus. The annual change in the difference between full account value and CARVM is reflected in the statutory statements of income as part of the net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets.

Premium income, benefits and expenses of the separate accounts are included in the statutory statements of income with the offset recorded in net transfers from separate accounts in the statutory statements of income. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the statutory statements of income. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(e)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(f)	Reserves for Future Policy Benefits

Life Policies and Contracts

Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. The mortality tables and interest assumptions used are the 1958 Commissioners Standard Ordinary (“CSO”) table with interest rates of 4.5% and the 1980 CSO table with interest rates from 4.0% to 6.0%.

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had no individual life insurance in force or related reserves as of December 31, 2020 and 2019, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Variable life insurance products use a formula that applies a weighted average credited rate to the mean account value.

Annuity and Other Deposit Funds

The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issues nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

•	guaranteed minimum death benefit (“GMDB”);

•	guaranteed minimum income benefit (“GMIB”);

•	guaranteed minimum accumulation benefit (“GMAB”);

•	guaranteed minimum withdrawal benefit (“GMWB”); and

•	guaranteed lifetime withdrawal benefit (“GLWB”).

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Effective January 1, 2020, the Company began reserving for all variable annuity policies in-force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of principles based reserves (“PBR”) for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under the Actuarial Guideline 43.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 2.63%, 2.60% and 2.70% for the years ended December 31, 2020, 2019 and 2018, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

Reserves for ordinary (individual) immediate annuities are determined using either the Annuity 2000 Mortality Table at interest rates of 4.5% to 5.5% or the IAR2012 Mortality Table at interest rates of 1.5% to 4.0%.

(g)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit-related losses on bonds, including corporate debt securities. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the statutory statements of income impact of interest rate related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related other-than-temporary impairment losses are recorded through the AVR; interest related other-than-temporary impairment losses are recorded through the IMR.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(h)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or these that delay the timely reimbursement of claims.

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

(i)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the statutory statements of operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of its ultimate parent, ONMH. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. The CARES Act includes, among other items, measures concerning income tax, payroll tax credits, and loan programs. The CARES Act permits net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to generate a refund of previously paid income taxes. The Company does not anticipate the NOL changes to impact income taxes. The Company did not participate in any of the CARES payroll tax credits or loan programs.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(j)	Litigation Contingencies

The Company may be subject to legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred, and for the estimated amount to be incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(k)	New Accounting Standards

In May 2020, the NAIC adopted revisions to disclosures for SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which is effective as of December 31, 2020 and applied on a prospective basis. These revisions did not have an impact on the Company’s statutory financial statements; however, the new disclosures were included in Schedule 4.

In July 2020, the NAIC issued revisions to SSAP No.26R, Bonds. These revisions are effective as of January 1, 2021 and clarify that the accounting and reporting of investment income and capital gains/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. Management does not expect that this guidance will have a material impact on its statutory financial statements.

(l)	Subsequent Events

The Company has evaluated subsequent events through March 26, 2021, the date the statutory financial statements were available to be issued.

On March 22, 2021, the Board of ONMH unanimously approved an agreement to enter into a strategic transaction with Constellation Insurance Holdings, Inc. (“Constellation”) whereby Constellation will acquire ONMH. The agreement was signed on March 22, 2021.

ONMH entered into the transaction to strengthen its financial position, enhance its market position, and enable it to become a stronger, more responsive and innovative financial services company. Constellation will build off ONMH’s strengths and infrastructure to grow its insurance business going forward.

The transaction will be structured as a sponsored demutualization, which means ONMH will convert to a stock company and will be indirectly owned by Constellation upon closing of the transaction. The conversion requires a vote by eligible members as well as regulatory review and approval. Eligible members will be compensated for the extinguishment of their membership interests with additional policy benefits, or cash, as applicable. In addition to member compensation, Constellation has committed a $500 million capital infusion into ONMH over a four-year period following the closing of the transaction.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The transaction is subject to regulatory and member approval. Upon completion of the transaction, ONMH will be a private stock company owned by Constellation.

(4)	Risks

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. The Company’s largest distributor of variable annuity products accounted for approximately 31% and 30% of total individual annuity reserves as of December 31, 2020 and 2019, respectively. It is possible that a change in the Company’s relationship with this distributor could result in a decrease in revenues from the loss of existing variable annuity deposits or from a decrease in future total variable annuity deposits. The Company has entered into a 100% coinsurance agreement with ONLIC for certain guaranty benefit riders. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, management could be required to seek other methods for maintaining required capital.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life and annuity business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies it chooses to cede risk to, requiring collateral to support ceded reserves, and following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Cyber Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber risk. Multiple layers of security controls provide redundancy in the event a security control fails or a vulnerability is exploited. Despite these efforts, there is still a risk a cyber incident could happen.

Credit Risk is the risk that issuers of investment securities or other parties, including reinsurers, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders. Losses in the equity market could result in declines in separate account assets and assets under management, which would affect investment management fees revenue. The Company attempts to minimize the adverse impact of this risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Coronavirus (“COVID-19”) Risk is the potential risk the Company is exposed to with the ongoing COVID-19 pandemic. Depending on the scope, severity and duration of the crisis, the Company could experience potential disruptions to business operations resulting from quarantines of employees, policyholders, or its distribution. Further, new and potentially unforeseen risks beyond those described above may arise as a result of the COVID-19 pandemic and the actions taken by governmental and regulatory authorities to mitigate its impact. Even after the crisis subsides, it is possible that the U.S. and other major economies will experience a prolonged recession or a prolonged economic recovery, in which event the Company’s businesses, results of operations and financial condition could be materially and adversely affected. Deterioration of economic conditions, geopolitical tensions or weakening in global capital markets may materially affect the Company’s businesses, results of operations, financial condition and liquidity.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The Company has business continuity plans in place to attempt to mitigate the risk posed to business operations by disruptive incidents such as these. The Company is continuing to evaluate the potential long-term impact of the crisis to its operations and financial condition.

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the statutory statements of admitted assets, liabilities, and capital and surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

•	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and short-term investments, and separate account assets.

•	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities, municipal bonds, foreign government debt, certain corporate debt, asset-backed, mortgage-backed, and private placement securities, certain common stocks, and cash equivalent securities.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

•	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, and asset-backed or mortgage-backed securities.

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2020
Assets:
Investments:
Cash, cash equivalents and short-term investments	$4,289	—	—	4,289
Other assets:
Separate account assets	399,200	—	—	399,200
Total assets	$403,489	—	—	403,489
2019
Assets:
Investments:
Cash, cash equivalents and short-term investments	$2,935	1,000	—	3,935
Other assets:
Separate account assets	402,036	—	—	402,036
Total assets	$404,971	1,000	—	405,971

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

		NAIC
	Carrying	estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
					2020
Assets:
Investments:
Bonds	$57,131	62,653	1,729	60,924	—
Cash, cash equivalents and short-term investments	4,289	4,289	4,289	—	—
Other assets:
Separate account assets	399,200	399,200	399,200	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$21,052	21,110	—	21,110	—
Separate account liabilities	399,200	399,200	399,200	—	—
2019
Assets:
Investments:
Bonds	$53,080	55,544	1,745	53,800	—
Cash, cash equivalents and short-term investments	3,935	3,935	2,935	1,000	—
Other assets:
Separate account assets	402,036	402,036	402,036	—	—
Liabilities:
Individual deferred and immediate annuity contracts	$20,178	19,983	—	19,983	—
Separate account liabilities	402,036	402,036	402,036	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values within Level 2.

In some instances the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. These bonds are classified as Level 3 assets.

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash is comprised of bank deposits.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both, a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the statutory statement of admitted assets, liabilities, and capital and surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Individual deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company. The inputs are market observable; therefore, the Company has classified these as Level 2 assets.

Asset Transfers Between Levels

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no transfers between levels in 2020 or 2019.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

•	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

•	the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;

•	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

•	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

Bonds

Bonds by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds at December 31 are as follows:

	2020
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value	gains	losses	fair value
Bonds:
U.S. government	$1,997	35	—	2,032
States, territories and possessions	3,281	188	—	3,469
Special revenue and assessment	899	52	—	951
Industrial and miscellaneous	50,954	5,260	(13)	56,201
Total bonds	$57,131	5,535	(13)	62,653

	2019
		Gross	Gross	NAIC
	Carrying	unrealized	unrealized	estimated
	value	gains	losses	fair value
Bonds:
U.S. government	$2,019	42	—	2,061
States, territories and possessions	2,425	116	—	2,541
Special revenue and assessment	1,057	15	—	1,072
Industrial and miscellaneous	47,579	2,332	(41)	49,870
Total bonds	$53,080	2,505	(41)	55,544

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $1,711 and $1,715 were on deposit with various regulatory agencies as required by law as of December 31, 2020 and 2019, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

		NAIC
	Carrying	estimated
	value	fair value
Due in one year or less	$4,863	5,333
Due after one year through five years	24,654	27,037
Due after five years through ten years	17,609	19,311
Due after ten years	10,005	10,972
Total	$57,131	62,653

Continuous Gross Unrealized Losses for Bonds

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC		NAIC		NAIC
	estimated	Unrealized	estimated	Unrealized	estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
2020
Industrial and miscellaneous	$1,115	(13)	—	—	1,115	(13)
Total	$1,115	(13)	—	—	1,115	(13)
2019
Industrial and miscellaneous	$2,232	(15)	1,494	(26)	3,726	(41)
Total	$2,232	(15)	1,494	(26)	3,726	(41)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The table below summarizes the bonds by sector in an unrealized loss position for less than and greater than twelve months as of December 31:

	Less than	12 months
	12 months	or more	Total
2020
99.9%-80%:
Industrial and miscellaneous	$(13)	—	(13)
Total	$(13)	—	(13)
2019
99.9%-80%:
Industrial and miscellaneous	$(15)	(26)	(41)
Total	$(15)	(26)	(41)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. An analysis which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security is other-than-temporarily impaired (“OTTI”). Relevant facts and circumstances that may be considered include:

•	comparison of current estimated fair value of the security to cost;

•	length of time the estimated fair value has been below cost;

•	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

•	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

•	any items specifically pledged to support the credit along with any other security interests or collateral;

•	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity securities, the forecasted recovery of estimated fair value in a reasonable period of time;

•	overall business climate including litigation and government actions;

•	rating agency downgrades;

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

•	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

•	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that are OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the statutory statements of admitted assets, liabilities, and capital and surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

As of December 31, 2020, investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position, had a fair value of $804. Loan-backed and structured securities in an unrealized loss position for less than 12 months had a fair value of $804 and unrealized losses of $7. There were no loan-backed and structured securities in an unrealized loss position for greater than 12 months. These loan-backed and structured securities were primarily categorized as industrial and miscellaneous.

Current Year Evaluation

The Company has concluded that securities in an unrealized loss position as of December 31, 2020 and 2019 reflect temporary fluctuations in economic factors that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost and for equity investments, anticipate a forecasted recovery in a reasonable period of time.

Total unrealized losses decreased from December 31, 2019 to December 31, 2020 due to tighter credit spreads and decreases in interest rates. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Change in	Total
	Realized	unrealized	investment
	gains (losses)	gains (losses)	gains (losses)
2020
Bonds	$88	—	88
Other	1	—	1
Total	89	—	89
Less amount credited to interest maintenance reserve	98	—	98
Net losses before tax	(9)	—	(9)
Taxes on capital losses	(39)	—	(39)
Net losses after tax	$(48)	—	(48)
2019
Bonds	$(4)	—	(4)
Other	(51)	—	(51)
Total	(55)	—	(55)
Less amount credited to interest maintenance reserve	(35)	—	(35)
Net losses before tax	(20)	—	(20)
Taxes on capital losses	9	—	9
Net losses after tax	$(11)	—	(11)
2018
Bonds	$(8)	—	(8)
Other	(4)	—	(4)
Total	(12)	—	(12)
Less amount credited to interest maintenance reserve	(9)	—	(9)
Net losses before tax	(3)	—	(3)
Taxes on capital losses	(4)	—	(4)
Net losses after tax	$(7)	—	(7)

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

Realized capital gains (losses) on investments, as shown in the tables above, include write-downs for OTTI of $11 for the year ended December 31, 2020 and $0 for the years ended December 31, 2019 and 2018. As of December 31, 2020, securities with a carrying value of $84, which had a cumulative write-down of $46 due to OTTI, remained in the Company’s investment portfolio.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $11 for 2020 and $0 for 2019 and 2018. The table below lists each security that recognized OTTI impairment in 2020 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

	Book/Adjusted					Date of
	Carrying Value		Recognized			Financial
	Amortized Cost		OTTI in	Amortized		Statement
	Before Current	Projected	Current	Cost After	Fair	When
CUSIP	Period OTTI	Cash Flows	Period	OTTI	Value	Reported
126994EK0	$46	35	11	35	38	3/31/2020
Total	$46	35	11	35	38

There was no investment income due and accrued excluded from surplus on bonds in default as of December 31, 2020, 2019 and 2018.

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2020, 2019 and 2018 were $6,975, $8,047 and $3,524, respectively. Gross gains of $108, $25 and $15 and gross losses of $2, $75 and $24 were realized on those transactions in 2020, 2019 and 2018, respectively.

(7)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable universal life.

In accordance with the State of New York procedures on approving items within the separate account, the separate account classification of the product is subject to Section 4240 of the New York State Insurance Law. In addition, the separate accounts are supported through affirmative approval of the plans of operations by the New York State Insurance Commissioner.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

As of December 31, 2020 and 2019, the Company’s separate account statement included legally insulated assets of $399,200 and $402,036, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2020	2019
Variable individual annuities	$398,967	401,826
Variable immediate annuities	129	123
Variable universal life	104	87
Total	$399,200	402,036

At December 31, 2020 and 2019, there were no separate account securities lending arrangements.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.)

As of December 31, 2020 and 2019, the general account of the Company had a maximum guarantee for separate account liabilities of $124 and $104, respectively.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2020	$4,050
2019	4,078
2018	4,142
2017	3,993
2016	3,776

As of December 31, 2020, 2019 and 2018, the general account of the Company had paid $300, $137 and $296, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2020	2019	2018
Premiums, considerations or deposits for the years ended	$1,895	214	5,524

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

	2020	2019
Reserves for accounts with assets at:
Market value	$395,224	397,799
Amortized cost	1,709	2,321
Total reserves	$396,933	400,120
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	396,779	399,974
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	396,779	399,974
Not subject to discretionary withdrawal	154	146
Total reserves	$396,933	400,120

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2020	2019	2018
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$1,894	218	5,527
Transfers from separate accounts *	29,766	35,665	31,696
Net transfers from separate accounts before reconciling adjustments	(27,872)	(35,447)	(26,169)
Reconciling adjustments:
Processing income & policyholder charges	2	2	2
Seed money income	2	(4)	(3)
Other net	—	—	—
Net transfers from separate accounts	$(27,868)	(35,449)	(26,170)

*	Includes net transfer of existing reserves from or (to) separate accounts of $1,810, $1,577 and $(1,302) for the years ended December 31, 2020, 2019 and 2018, respectively.

(8)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life and annuity policies and contracts.

As discussed in Note 2, the Department has required the Company to adopt certain prescribed reserve methodologies that differ from those found in NAIC SSAP, specifically, the methodology used within the Company’s asset adequacy reserve calculation. The asset adequacy reserve, as determined by management, was in accordance with VM-21 for variable annuities, NAIC SSAP No. 51R Life Contracts, and Appendix A-820 Minimum Life and Annuity Reserve Standards and was considered sufficient by management. Management acknowledges that under A-822 (Asset Adequacy Analysis Requirements), the Company may establish an additional reserve (above the VM-21 aggregate reserve) if management determines that such a reserve is needed as a result of the asset adequacy analysis. No additional reserve was required, however, the Company was required by the Department to refine the methodology used to determine gross reserves, the reinsurance reserve credit, and associated reinsurance collateral for the variable annuities with living benefits, which resulted in recording an additional net asset adequacy reserve of $14,000 and was recorded as a direct charge to surplus as a special surplus fund at December 31, 2017. The Company’s capital and surplus was $35,072 prior to the recording of the additional net asset adequacy reserve and $21,072 after recording the additional net asset adequacy reserve.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs, and GMWBs.

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. Additionally, a decline in the stock market causing the contract value to fall below the amount defined in each contract could result in additional claims.

The Company reinsures Premium Protection GMDB riders sold with GLWB riders issued from August 2012 through 2014 with an affiliate. As of 2015, the Company no longer reinsures any new riders issued.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. The Company continued to sell the GMIB rider in the state of New York until August 2012. The Company reinsures 100% of the GMIB riders issued with an affiliate.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

GLWB Riders

The Company began issuing the GLWB rider in August 2012. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1⁄2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2014 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

The Company reinsures 100% of the GLWB riders issued through 2014, excluding the GLWB interest sensitive riders which the Company began issuing in 2014. As of 2015, the Company no longer reinsures any new riders issued.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit. The Company reinsures 100% of the GMAB riders issued through 2014. As of 2015, the Company no longer reinsures any new riders issued.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009 and reinsures 100% of the GMWB riders issued. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2020
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$23	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$—	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$369	—	—	—

Total
Net amount at risk [1]	$392	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

	2019
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$35	—	—	—

Return of net deposits accrued at a stated rate
Net amount at risk [1]	$68	—	—	—

Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Return of highest anniversary value
Net amount at risk [1]	$—	—	—	—

Total
Net amount at risk [1]	$103	—	—	—

1	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the statement of admitted assets, liabilities, and capital surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the statement of admitted assets, liabilities, and capital surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the statement of admitted assets, liabilities, and capital surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the statement of admitted assets, liabilities, and capital surplus.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models and/or have other investment restrictions.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2020, 2019 or 2018.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2020	2019
Mutual funds:
Bond	$117,357	121,364
Equity	269,984	267,224
Money market	11,626	13,238
Total	$398,967	401,826

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(9)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2020:

Individual Annuities
		Separate
	General	account
	account	nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	105	—	105	0.0%
At fair value*	—	396,674	396,674	78.8%
Total with adjustment or at market value	105	396,674	396,779	78.8%
At book value without adjustment	15,644	—	15,644	3.1%
Not subject to discretionary withdrawal	90,670	155	90,825	18.1%
Total, gross	106,419	396,829	503,248	100.0%
Reinsurance ceded	85,616	—	85,616
Total, net	$20,803	396,829	417,632
Amount included above at book value less surrender charge that will move to book value without adjustment after statement date	$105	—	105

*	Includes $396,674 of individual variable deferred annuity held in the separate accounts that were surrenderable at market values less a surrender charge.

Deposit-Type Contracts
		Separate
	General	account
	account	nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value*	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	249	—	249	100.0%
Total, gross	249	—	249	100.0%
Reinsurance ceded	—	—	—
Total, net	$249	—	249

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2020:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$20,803
Deposit-type contracts	249
Subtotal	21,052
Separate Accounts Annual Statement:
Annuities, net	396,829
Total annuity reserves and deposit liabilities, net	$417,881

As of December 31, 2020, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender
values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	77	77	77	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	497	497	497	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	1	104	104	105
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	145	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	2	XXX	XXX	—
Disability - disabled lives	XXX	XXX	51	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross)	574	574	773	104	104	105
Reinsurance ceded	574	574	772	—	—	—
Total (net)	$—	—	1	104	104	105

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2020:

Life, accident and health Annual Statement:
Life insurance, net	$1
Separate Accounts Annual Statement:
Life insurance, net	105
Total life reserves, net	$106

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2019:

Individual Annuities
		Separate
	General	account
	account	nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	1,226	—	1,226	0.3%
At fair value*	—	399,887	399,887	92.7%
Total with adjustment or at market value	1,226	399,887	401,113	93.0%
At book value without adjustment	15,914	—	15,914	3.7%
Not subject to discretionary withdrawal	14,102	146	14,248	3.3%
Total, gross	31,242	400,032	431,274	100.0%
Reinsurance ceded	11,387	—	11,387
Total, net	$19,855	400,032	419,887
Amount included above at book value less surrender charge that will move to book value without adjustment after statement date	$1,226	—	1,226

*	Includes $399,887 of individual variable deferred annuity held in the separate accounts that were surrenderable at market values less a surrender charge.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Deposit-Type Contracts
		Separate
	General	account
	account	nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value*	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	323	—	323	100.0%
Total, gross	323	—	323	100.0%
Reinsurance ceded	—	—	—
Total, net	$323	—	323

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2019:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$19,855
Deposit-type contracts	323
Subtotal	20,178
Separate Accounts Annual Statement:
Annuities, net	400,032
Total annuity reserves and deposit liabilities, net	$420,210

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

As of December 31, 2019, withdrawal characteristics of life actuarial reserves were as follows:

				Separate account - guaranteed
	General account			and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	77	77	77	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	540	540	540	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	87	87	87
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	144	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	2	XXX	XXX	—
Disability - disabled lives	XXX	XXX	54	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total (gross)	617	617	817	87	87	87
Reinsurance ceded	—	—	817	—	—	—
Total (net)	$617	617	—	87	87	87

The following is the reconciliation of life actuarial reserves as of December 31, 2019:

Life, accident and health Annual Statement:
Life insurance, net	$—
Separate Accounts Annual Statement:
Life insurance, net	87
Total life reserves, net	$87

(10)	Reinsurance

The Company routinely enters into reinsurance transactions with other insurance companies, third parties and affiliated companies in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2020 and 2019, a non-affiliated reinsurer held a letter of credit of $1,000. As of December 31, 2020 and 2019, ONLIC, an affiliated reinsurer, held assets in trust with an estimated fair value of $135,641 and $77,408, respectively.

Affiliate Reinsurance

For the Company’s annuity products, the Company reinsures the various living and death benefit riders, GMIB, GMAB and GMWB, through a 100% coinsurance agreement with ONLIC effective in July, 2007. In 2012, the Company began offering the GLWB and associated riders which are also reinsured with ONLIC through a 100% coinsurance agreement. In 2014, the Company introduced a new version of the GLWB rider, which is not reinsured with ONLIC. As of 2015, the Company is no longer ceding new business to ONLIC.

The Company assumed and ceded traditional life insurance. This assumed and ceded block of business is currently in runoff. Amounts in the accompanying statutory financial statements related to all ceded business are as follows for the years ended December 31:

	2020		2019		2018
	Affiliate	Non- affiliate	Affiliate	Non- affiliate	Affiliate	Non- affiliate
Statutory Statements of Income:
Premiums ceded	$2,985	759	3,000	755	3,077	851
Benefits incurred	203	532	128	832	39	745
Commission and expense allowances	—	30	—	25	—	26
Reserve adjustment on reinsurance	(1)	—	(1)	—	39	—

	2020		2019
	Affiliate	Non-affiliate	Affiliate	Non-affiliate
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserve for future policy benefits	$131,616	773	57,387	817
Modified coinsurance reserves	—	13	—	13
Amounts recoverable from reinsurance	—	201	—	547

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Net premiums earned are summarized as follows for the years ended December 31:

	2020	2019	2018
Direct premiums earned	$2,269	667	6,326
Reinsurance assumed	759	753	847
Reinsurance ceded	(3,744)	(3,755)	(3,928)
Net premiums earned	$(716)	(2,335)	3,245

(11)	Bank Line of Credit

In April 2016, ONFS obtained a $525,000 senior unsecured, syndicated credit facility. The credit facility was established for the purpose of issuing letters of credit and loans for general corporate purposes and matured in April 2021. In March 2017, ONFS increased this credit facility by $50,000 to $575,000. In March 2018, ONFS increased this credit facility by $325,000 to $900,000. The credit facility now matures in March 2023.

There was no interest or fees paid by the Company on these credit facilities in 2020, 2019 or 2018.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(12)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s statutory statements of admitted assets, liabilities, and capital and surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2020
Gross deferred tax assets	$4,784	—	4,784
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	4,784	—	4,784
Nonadmitted deferred tax assets	(3,237)	—	(3,237)
Admitted deferred tax assets	1,547	—	1,547
Deferred tax liabilities	(164)	(20)	(184)
Admitted deferred tax assets, net	$1,383	(20)	1,363
2019
Gross deferred tax assets	$4,012	—	4,012
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	4,012	—	4,012
Nonadmitted deferred tax assets	(3,037)	—	(3,037)
Admitted deferred tax assets	975	—	975
Deferred tax liabilities	(109)	(18)	(127)
Admitted deferred tax assets, net	$866	(18)	848
Change
Gross deferred tax assets	$772	—	772
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	772	—	772
Nonadmitted deferred tax assets	(200)	—	(200)
Admitted deferred tax assets	572	—	572
Deferred tax liabilities	(55)	(2)	(57)
Admitted deferred tax assets, net	$517	(2)	515

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2020
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	1,363
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	4,351
Lesser of (1) or (2)	1,363	—	1,363
Deferred tax liabilities	164	20	184

Admitted deferred tax assets as the result of application of SSAP No. 101	$1,527	20	1,547
2019
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	848
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	3,914
Lesser of (1) or (2)	848	—	848
Deferred tax liabilities	109	18	127

Admitted deferred tax assets as the result of application of SSAP No. 101	$957	18	975
Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	515
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	437
Lesser of (1) or (2)	515	—	515
Deferred tax liabilities	55	2	57

Admitted deferred tax assets	$570	2	572

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2020	2019	Change
Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	3,081.59%	4,077.44%	(995.85%)

Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$29,408	26,468	2,940

There was no impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31, 2020 and 2019.

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2020	2019	2018
Current year federal tax expense - ordinary income	$1,214	291	496
Current year foreign tax expense - ordinary income	—	—	—
Subtotal	1,214	291	496
Current year tax expense - net realized capital (loss) gain	38	(9)	4
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$1,252	282	500

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The tax effects of temporary differences that give rise to significant components of the net deferred tax asset as of December 31 are as follows:

Deferred tax assets:	2020	2019	2018	Change from 2019	Change from 2018
Ordinary:
Policyholder reserves	$3,446	2,996	3,000	450	(4)
Deferred acquisition costs	174	233	304	(59)	(71)
Receivables nonadmitted	2	2	2	—	—
Tax credit carryforward	954	549	671	405	(122)
Policyholder reserves - tax reform transition	166	199	232	(33)	(33)
Other	42	33	25	9	8
Ordinary deferred tax assets	4,784	4,012	4,234	772	(222)
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted ordinary deferred tax assets	(3,237)	(3,037)	(3,018)	(200)	(19)
Admitted ordinary deferred tax assets	1,547	975	1,216	572	(241)
Capital:
Net capital loss carryforward	—	—	—	—	—
Statutory valuation allowance adjustment	—	—	—	—	—
Nonadmitted capital deferred tax assets	—	—	—	—	—
Admitted capital deferred tax assets	—	—	—	—	—
Admitted deferred tax assets	1,547	975	1,216	572	(241)

Deferred tax liabilities:
Ordinary:
Section 807(f) reserves	164	109	211	55	(102)
Ordinary deferred tax liabilities	164	109	211	55	(102)
Capital:
Investments	20	18	15	2	3
Capital deferred tax liabilities	20	18	15	2	3
Deferred tax liabilities	184	127	226	57	(99)
Admitted deferred tax assets, net	$1,363	848	990	515	(142)

There was no statutory valuation allowance adjustment to gross deferred tax assets or net change in the total valuation allowance adjustments as of, and for the periods ended, December 31, 2020 and 2019.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2020	2019	2018	Change from 2019	Change from 2018
Total deferred tax assets	$4,784	4,012	4,234	772	(222)
Total deferred tax liabilities	(184)	(127)	(226)	(57)	99
Net deferred tax assets	4,600	3,885	4,008	715	(123)
Statutory valuation allowance adjustment	—	—	—	—	—
Net deferred tax assets	4,600	3,885	4,008	715	(123)
Tax effect of unrealized gains	—	—	—	—	—
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$4,600	3,885	4,008	715	(123)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2020	2019	2018
Income before taxes	$907	1,025	538
Dividends received deduction	(127)	(172)	(124)
Tax credits	(134)	(283)	(68)
Transfer pricing	(17)	(111)	(45)
Tax exempt interest	(4)	(4)	—
IMR	15	(13)	—
Other	(103)	(37)	(3)
Total statutory taxes	$537	405	298

Provision for federal income taxes	$1,214	291	496
Tax on capital (loss) gain	38	(9)	4
Change in net deferred income tax	(715)	123	(202)
Total statutory taxes	$537	405	298

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

Total federal income taxes payment (including tax on capital gains) was $191 and $696 during the years ended December 31, 2020 and 2019, respectively.

As of December 31, 2020, there are no net operating loss or capital loss carryforwards available for tax purposes. As of December 31, 2020, the Company has tax credit carryforwards of $954 expiring in years 2020 through 2030. As of December 31, 2019, the Company had tax credit carryforwards of $549 expiring in years 2023 through 2028. As of December 31, 2018, the Company had tax credit carryforwards of $671 expiring in years 2019 through 2028.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies; its direct parent, ONLIC, and affiliates Ohio National Life Assurance Corporation (“ONLAC”), Montgomery Re, Inc. (“MONT”), Kenwood Re, Inc. (“KENW”), Sunrise Captive Re, LLC (“SUNR”), Sycamore Re, Ltd (“SYRE”), and Camargo Re Captive, Inc. (“CMGO”), and then with its common parent, ONMH.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2017, 2018 and 2019 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(13)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000 shares ($250 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2020 and 2019. The Company has no preferred stock issued or outstanding.

The Company did not receive a capital contribution from its parent, ONLIC during 2020, 2019 or 2018.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2020 and 2019 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by the Company to ONLIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of the Company’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or the Company’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $3,000 may be paid by the Company to ONLIC in 2021 without prior approval. No dividends were declared or paid by the Company in 2020 or 2019.

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

(14)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with its affiliates, has been named in a lawsuit stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue is a disputed interpretation of certain language in Ohio National Life’s contracts with the broker dealers who sold Ohio National’s annuities. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain, and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

(15)	Related-Party Transactions

NSLAC has an administrative service agreement with ONLIC, an investment management agreement with Ohio National Investments, Inc. (“ONII”), an affiliate, and an underwriting agreement with Ohio National Equities, Inc. (“ONEQ”), an affiliate. The amounts that NSLAC owed to ONLIC, ONII and ONEQ as recorded in the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31 were as follows:

	2020	2019	2018
ONLIC	$92	347	430
ONEQ	18	18	14
ONII	4	4	4
Total service charges owed	$114	369	448

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Statutory Financial Statements

December 31, 2020, 2019 and 2018

(Dollars in thousands)

Charges for all services from ONLIC, ONII and ONEQ for the years are as follows:

	2020	2019	2018
ONLIC	$349	383	469
ONEQ	196	17	306
ONII	17	213	19
Total service charges incurred	$562	613	794

(16)	Accounting Changes and Corrections of Errors

The Company’s December 31, 2020 statutory financial statements reflect a change in valuation basis for annuity reserves and other deposit funds associated with the adoption of VM-21. The change is effective for all policies in-force. The impact of the change relating to reserves as of December 31, 2019 and prior was $366 and is reflected as a decrease to Unassigned surplus, as a Change in reserve basis, and an increase to Life and annuity policies and contract reserves. The cumulative prior period surplus impact of this change is shown as a direct adjustment to surplus within the statutory statements of changes in capital and surplus in accordance with SSAP No. 3R, Accounting Changes and Corrections of Errors.

Schedule I

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2020

(Dollars in thousands)

Column A	Column B	Column C	Column D
			Amount at
			which shown
		Market	in the
Type of investment	Cost	value	Balance Sheet
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government	$1,910	1,948	1,910
Obligations of states and political subdivisions	3,281	3,469	3,281
Corporate securities	42,049	46,753	42,049
Asset-backed securities	3,789	4,160	3,789
Mortgage-backed securities	5,977	6,215	5,977
Total fixed maturity available-for-sale securities	57,006	62,545	57,006
Fixed maturity trading securities:
Bonds:
Corporate securities	125	128	125
Total fixed maturity trading securities	125	128	125
Cash and cash equivalents	4,289		4,289
Total investments	$61,420		61,420

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

See accompanying report of independent registered public accounting firm.

Schedule III

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Years ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Deferred	Future policy		Other policy
	policy	benefits, losses,		claims and
	acquisition	claims, and	Unearned	benefits	Premium
Year segment	costs[1]	loss expenses	premiums	payable	revenue
2020 total	$—	35,053	—	—	(716)
2019 total	—	34,178	—	—	(2,335)
2018 total	—	39,919	—	—	3,245

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits,	Amortization
		claims, losses	of deferred
	Net	and	policy	Other
	investment	settlement	acquisition	operating	Premiums
Year segment	income	expenses	costs[1]	expenses	written[2]
2020 total	$2,084	32,280	—	3,046
2019 total	1,973	37,815	—	3,323
2018 total	2,193	36,302	—	4,256

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	to net
2020:
Life insurance in force	$175	31,320	31,320	175	—%
Premiums:
Life insurance	—	759	759	—	—%
2019:
Life insurance in force	$175	36,982	36,982	175	—%
Premiums:
Life insurance	—	759	759	—	—%
2018:
Life insurance in force	$175	31,320	31,320	175	—%
Premiums:
Life insurance	—	851	851	—	—%

See accompanying report of independent registered public accounting firm.